UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada	89169

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 567-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2011, Ameristar Casinos, Inc. issued a press release announcing its financial results for the first quarter of 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On May 4, 2011, Ameristar Casinos, Inc. issued a press release announcing plans to address flood risks at Ameristar Vicksburg. The press release is filed as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description
99.1	May 4, 2011 Press Release of the Registrant announcing financial results for the first quarter of 2011.

99.2	May 4, 2011 Press Release of the Registrant announcing plans to address flood risks at Ameristar Vicksburg.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.
May 4, 2011	By:	/s/ Thomas M. Steinbauer
		Name:	Thomas M. Steinbauer
		Title:	Senior Vice President of Finance, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	May 4, 2011 Press Release of the Registrant announcing financial results for the first quarter of 2011.

99.2	May 4, 2011 Press Release of the Registrant announcing plans to address flood risks at Ameristar Vicksburg.